UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

Waddell & Reed InvestEd Portfolios, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      December 31, 2004

Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

CONTENTS

3	Managers' Discussion
12	Waddell & Reed InvestEd Growth Portfolio
21	Waddell & Reed InvestEd Balanced Portfolio
30	Waddell & Reed InvestEd Conservative Portfolio
38	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Directors and Officers
52	Annual Privacy Notice
54	Proxy Voting Information
54	Quarterly Portfolio Schedule Information
54	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed InvestEd Portfolios, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Waddell & Reed InvestEd Portfolios, Inc. prospectus, along with the InvestEd "Program Overview" and InvestEd Account Application.

Managers' Discussion

      December 31, 2004

An interview with Henry J. Herrmann, Michael L. Avery and Daniel J. Vrabac, portfolio managers of Waddell & Reed InvestEd Portfolios, Inc.

This report relates to the operation of the Waddell & Reed InvestEd Growth Portfolio, the Waddell & Reed InvestEd Balanced Portfolio and the Waddell & Reed InvestEd Conservative Portfolio for the fiscal year ended December 31, 2004. The following discussion, graphs and tables provide you with information regarding the Portfolios' performance during that period.

How did the Portfolios perform during the last fiscal year?

Because each Portfolio invests in a variety of mutual funds, we utilize three benchmark indexes for comparison purposes: the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 10.88 percent during the fiscal year; the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 4.47 percent during the period; and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which rose 1.42 percent during the period.

In comparison, the Waddell & Reed InvestEd Growth Portfolio's Class A shares increased 9.99 percent during the period, without the impact of sales load and, including the impact of sales load, increased 3.66 percent.

The Waddell & Reed InvestEd Balanced Portfolio's Class A shares rose 7.55 percent during the period, without the impact of sales load, and rose 1.36 percent including the impact of sales load.

The Waddell & Reed InvestEd Conservative Portfolio's Class A shares increased 2.91 percent during the period, without the impact of sales load, and declined 3.01 percent including the impact of sales load.

Please note that the Portfolios have not been compared to a Lipper peer group in this year's report, as we have done in prior years. After further review and analysis, we have determined that the significant differences between the Portfolios, which are organized as a "fund of funds," and the other individual mutual funds in the Lipper peer groups, cause a comparison to be inaccurate and unhelpful.

What factors impacted the performance of the Portfolios during the fiscal year?

The fiscal year was positive for the markets and the economy, despite ongoing challenges related to turmoil in Iraq, uncertainty in advance of the U.S. presidential election, rising energy prices and a decrease in the value of the dollar. We exited the year on a strong note, with stocks generally ending higher for the 12-month period.

The Portfolios are organized as a "fund of funds," with each designed to diversify your investment among a variety of mutual funds within the Waddell & Reed Advisors Funds family. Thus, your investment isn't tied to one sector or one type of fund. Although there may occur occasional changes in the allocations to various funds within a Portfolio in any one year, each Portfolio will perform according to its principal strategies: growth for longer term investing timelines, balanced for intermediate term, or conservative for shorter periods as the beneficiary approaches college age. Over time, we believe this has the potential to provide a stronger investment through different investment climates, as you seek to build your assets toward your long-term goal of education funding.

During the last fiscal year, there were two times when allocation changes occurred, in an attempt to better position the Portfolios for the current market environment. The first change, in May, reflected a desire to provide some added exposure in the Growth Portfolio to shorter-term bonds, and slightly decrease the exposure to large capitalization growth stocks, for which the environment was not overly accommodating at the time, in our opinion. The second change, in June, reflected a desire to increase the exposure in all three portfolios to dividend-paying stocks, via a slight increase in allocation toward the Waddell & Reed Advisors Dividend Income Fund. Our choices were designed to make the respective portfolio allocations less aggressive during what, for most of the year, was a lackluster environment for stocks. However, the late-year rally in stocks altered the climate, and we feel we ended the year in a position that was too defensive.

What other market conditions or events influenced the performance of the Portfolios during the fiscal year?

Despite the aforementioned challenges, the markets and the economy showed some renewed vigor toward year-end. Gross Domestic Product (GDP) continued to rise, as year-over-year growth from the third quarter 2003 to the third quarter 2004 was approximately 4 percent. Current indications are that the fourth quarter 2004 saw a rise of between 3.0 and 3.5 percent. Corporate profits rose considerably better than the economy, increasing roughly 15 percent for the year. The strengthening economy led to ongoing fears of accelerating inflation. In an effort to address this concern, the Federal Reserve moved to bring short-term interest rates to a less accommodative stance, enacting five small rate increases between June and mid-December. During the period, short-term rates rose from the historically low level of 1 percent up to 2.25 percent by year-end. The Fed has stated that it intends to continue considering "measured" rate increases over the next 12 months.

What is your outlook for the coming fiscal year?

As we look toward 2005, we continue to feel that signs point to a favorable environment for stocks and the economy. We believe that the economy could see a real growth rate of around 3 percent for the year, with a nominal growth rate (after inflation) of 6 percent or more. It is our experience that corporate profits tend to grow in line with growth in the economy, and history suggests that stocks generally follow the growth in profits.

Regardless of the time period or the short-term market influences, uncertainty remains a part of the investment environment. That is why we believe that adhering to the fundamental principles of investing ultimately is the best way to work toward your long-term financial goals. The InvestEd Portfolios are designed to provide diversified and broad investments over time, allowing exposure to different asset classes and investment styles. We believe that this approach offers the potential for competitive returns, while seeking to manage risk, as you work toward your goals of saving for higher education.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed InvestEd Growth Portfolio, Class A Shares(1)	$11,874
S&P 500 Index	$12,306
Citigroup Broad Investment Grade Index	$11,987
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$10,508

W&R INVESTED GROWTH PORTFOLIO ANNUAL REPORT INDEX COMPARISONS YEAR ENDED DECEMBER 31, 2004
		W&R INVESTED GROWTH PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER MULTI-CAP CORE FUNDS UNIVERSE AVERAGE

Inception 10/01/01		9,425	10,000	10,000	10,000	10,000
DEC	2001	10,238	11,068	10,002	10,058	11,228
DEC	2002	8,812	8,622	11,011	10,238	8,855
DEC	2003	10,796	11,098	11,474	10,361	11,483
DEC	2004	11,874	12,306	11,987	10,508	12,758

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C

1-year period ended 12-31-04	3.66%	5.11%	9.19%
5-year period ended 12-31-04	-	-	-
10-year period ended 12-31-04	-	-	-
Since inception of Class(3) through 12-31-04	5.42%	5.72%	6.64%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)10-1-01 for Class A, Class B, and Class C shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. (The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.)

Comparison of Change in Value of $10,000 Investment

Waddell & Reed InvestEd Balanced Portfolio, Class A Shares(1)	$11,401
S&P 500 Index	$12,306
Citigroup Broad Investment Grade Index	$11,987
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$10,508

W&R INVESTED BALANCED PORTFOLIO ANNUAL REPORT INDEX COMPARISONS YEAR ENDED DECEMBER 31, 2004
		W&R INVESTED BALANCED PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER BALANCED FUNDS UNIVERSE AVERAGE

Inception 10/01/01		9,425	10,000	10,000	10,000	10,000
DEC	2001	9,991	11,068	10,002	10,058	10,681
DEC	2002	9,147	8,622	11,011	10,238	9,453
DEC	2003	10,601	11,098	11,474	10,361	11,262
DEC	2004	11,401	12,306	11,987	10,508	12,159

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C

1-year period ended 12-31-04	1.36%	2.80%	6.84%
5-year period ended 12-31-04	-	-	-
10-year period ended 12-31-04	-	-	-
Since inception of Class(3) through 12-31-04	4.11%	4.40%	5.26%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)10-1-01 for Class A, Class B, and Class C shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. (The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.)

Comparison of Change in Value of $10,000 Investment

Waddell & Reed InvestEd Conservative Portfolio, Class A Shares(1)	$10,360
S&P 500 Index	$12,306
Citigroup Broad Investment Grade Index	$11,987
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$10,508

W&R INVESTED CONSERVATIVE PORTFOLIO ANNUAL REPORT INDEX COMPARISONS YEAR ENDED DECEMBER 31, 2004
		W&R INVESTED CONSERVATIVE PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER FLEXIBLE FUNDS UNIVERSE AVERAGE

Inception 10/01/01		9,425	10,000	10,000	10,000	10,000
DEC	2001	9,640	11,068	10,002	10,058	10,723
DEC	2002	9,673	8,622	11,011	10,238	9,363
DEC	2003	10,067	11,098	11,474	10,361	11,327
DEC	2004	10,360	12,306	11,987	10,508	12,330

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C

1-year period ended 12-31-04	-3.01%	-1.95%	2.01%
5-year period ended 12-31-04	-	-	-
10-year period ended 12-31-04	-	-	-
Since inception of Class(3) through 12-31-04	1.09%	1.30%	2.15%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)10-1-01 for Class A, Class B, and Class C shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. (The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.)

Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2004.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. As of the close of the six months covered by the table, a customer is charged an initial fee of $10 for each new account. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio Expenses
For the Six Months Ended December 31, 2004	Beginning Account Value 6-30-04	Ending Account Value 12-31-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,078	0.97%	$5.10
Class B	1,000	1,073	1.73	9.04
Class C	1,000	1,074	1.67	8.71
Based on 5% Return(2)
Class A	$1,000	$1,020	0.97%	$4.96
Class B	1,000	1,016	1.73	8.79
Class C	1,000	1,017	1.67	8.47

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2004	Beginning Account Value 6-30-04	Ending Account Value 12-31-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,064	0.95%	$4.93
Class B	1,000	1,060	1.72	8.91
Class C	1,000	1,061	1.70	8.83
Based on 5% Return(2)
Class A	$1,000	$1,020	0.95%	$4.83
Class B	1,000	1,017	1.72	8.72
Class C	1,000	1,017	1.70	8.64

Conservative Portfolio Expenses
For the Six Months Ended December 31, 2004	Beginning Account Value 6-30-04	Ending Account Value 12-31-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,029	1.02%	$5.21
Class B	1,000	1,025	1.75	8.92
Class C	1,000	1,024	1.77	9.05
Based on 5% Return(2)
Class A	$1,000	$1,020	1.02%	$5.19
Class B	1,000	1,016	1.75	8.88
Class C	1,000	1,016	1.77	9.01

*Portfolio expenses for each share class are equal to the Portfolio's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2004, and divided by 365.

(1)This section uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Account Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights

As a shareholder of Growth Portfolio, for every $100 you had invested on December 31, 2004, your Portfolio owned:

Waddell & Reed Advisors Core Investment Fund, Class Y	$16.89
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$15.32
Waddell & Reed Advisors Value Fund, Class Y	$15.09
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$10.15
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$9.69
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$9.66
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y	$8.07
Waddell & Reed Advisors Dividend Income Fund, Class Y	$5.03
Waddell & Reed Advisors High Income Fund, Inc., Class Y	$4.90
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	$4.65
Cash and Cash Equivalents	$0.55

The Investments of Growth Portfolio

December 31, 2004
MUTUAL FUNDS	Share	Value

Waddell & Reed Advisors Core Investment Fund, Class Y	2,539,668	$14,374,519
Waddell & Reed Advisors Dividend Income Fund, Class Y	351,430	4,283,933
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	2,265,333	8,223,159
Waddell & Reed Advisors High Income Fund, Inc., Class Y	544,012	4,172,572
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	1,954,570	13,036,983
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	392,435	3,959,665
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y*	923,472	8,634,465
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y*	464,767	6,869,255
Waddell & Reed Advisors Value Fund, Class Y	1,005,442	12,839,499
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	948,343	8,250,582

TOTAL MUTUAL FUNDS - 99.45%		$84,644,632

(Cost: $72,555,004)

SHORT-TERM SECURITY - 0.60%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities Inc., 1.15%
Repurchase Agreement dated 12-31-04 to be repurchased at $507,049 on 1-3-05 (A)	$507	$507,000
(Cost: $507,000)

TOTAL INVESTMENT SECURITIES - 100.05%		$85,151,632

(Cost: $73,062,004)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)		(42,318)

NET ASSETS - 100.00%		$85,109,314

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)	Collateralized by $510,494 United States Treasury Note, 3.0% due 2-15-09; market value and accrued interest aggregate $516,604.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
GROWTH PORTFOLIO
December 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $73,062) (Notes 1 and 3)	$85,152
Cash	1
Receivables:
Portfolio shares sold	347
Dividends and interest	13
Prepaid and other assets	16

Total assets	85,529

LIABILITIES
Payable for investment securities purchased	244
Payable to Portfolio shareholders	147
Accrued shareholder servicing fee (Note 2)	21
Accrued accounting and administrative services fees (Note 2)	4
Accrued service and distribution fees (Note 2)	1
Other	3

Total liabilities	420

Total net assets	$85,109

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	73,221
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	17
Accumulated undistributed net realized loss on investment transactions	(226)
Net unrealized appreciation in value of investments	12,090
Net assets applicable to outstanding units of capital	$85,109
Net asset value per share (net assets divided by shares outstanding):
Class A	$12.06
Class B	$12.03
Class C	$12.05
Capital shares outstanding:
Class A	5,702
Class B	926
Class C	431
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$1,134
Interest and amortization	5

Total income	$1,139

Expenses (Note 2):
Accounting and administrative services fees	333
Service fee:
Class A	145
Class B	24
Class C	11
Administrative and shareholder servicing fee:
Class A	86
Class B	15
Class C	5
Distribution fee:
Class B	72
Class C	33
Investment management fee	36
Legal fees	11
Audit fees	7
Custodian fees	4
Other	57

Total	839
Less expenses waived (Note 2)	(149)

Total expenses	690

Net investment income	449

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	806
Unrealized appreciation in value of investments	6,070

Net gain on investments	6,876

Net increase in net assets resulting from operations	$7,325

See Notes to Financial Statements.

Statement of Changes in Net Assets
GROWTH PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$449	$352
Realized net gain on investments	806	116
Unrealized appreciation	6,070	9,582

Net increase in net assets resulting from operations	7,325	10,050

Distributions to shareholders from (Note 1C):(1)
Net investment income:
Class A	(433)	(351)
Class B	-	- *
Class C	-	(2)
Realized gains on investment transactions:
Class A	(629)	(169)
Class B	(103)	(28)
Class C	(48)	(14)

	(1,213)	(564)

Capital share transactions (Note 5)	16,507	17,064

Total increase	22,619	26,550
NET ASSETS
Beginning of period	62,490	35,940

End of period	$85,109	$62,490

Undistributed net investment income	$17	$1

*Not shown due to rounding.
(1) See "Financial Highlights" on pages 18 - 20.

See Notes to Financial Statements.

Financial Highlights
GROWTH PORTFOLIO
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$11.14	$9.17	$10.84	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.08	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.03	2.01	(1.54)	0.84

Total from investment operations	1.11	2.09	(1.53)	0.86

Less distributions from:
Net investment income	(0.08)	(0.08)	(0.09)	(0.02)
Capital gains	(0.11)	(0.04)	(0.05)	(0.00)

Total distributions	(0.19)	(0.12)	(0.14)	(0.02)

Net asset value, end of period	$12.06	$11.14	$9.17	$10.84

Total return(2)	9.99%	22.53%	-13.94%	8.63%
Net assets, end of period (in millions)	$69	$50	$29	$9
Ratio of expenses to average net assets including expense waiver	0.82%	1.19%	1.46%	1.67	%(3)
Ratio of net investment income to average net assets including expense waiver	0.77%	0.90%	0.69%	1.18	%(3)
Ratio of expenses to average net assets excluding expense waiver	1.03%	- (4)	1.48%	1.71	%(3)
Ratio of net investment income to average net assets excluding expense waiver	0.56%	- (4)	0.67%	1.14	%(3)
Portfolio turnover rate	11%	19%	28%	0%

(1)	Commencement of operations of the class.
(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)	Annualized.
(4)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
GROWTH PORTFOLIO
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$11.13	$9.17	$10.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	1.02	2.00	(1.57)	0.84

Total from investment operations	1.01	2.00	(1.61)	0.85

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.01)	(0.01)
Capital gains	(0.11)	(0.04)	(0.05)	(0.00)

Total distributions	(0.11)	(0.04)	(0.06)	(0.01)

Net asset value, end of period	$12.03	$11.13	$9.17	$10.84

Total return	9.11%	21.53%	-14.61%	8.47%
Net assets, end of period (in millions)	$11	$8	$4	$2
Ratio of expenses to average net assets including expense waiver	1.58%	1.98%	2.25%	2.22	%(2)
Ratio of net investment income (loss) to average net assets including expense waiver	-0.01%	0.11%	-0.13%	0.23	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.79%	- (3)	2.27%	2.28	%(2)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.22%	- (3)	-0.15%	0.17	%(2)
Portfolio turnover rate	11%	19%	28%	0%

(1)	Commencement of operations of the class.
(2)	Annualized.
(3)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
GROWTH PORTFOLIO
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$11.14	$9.17	$10.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00 *	0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.02	2.00	(1.57)	0.84

Total from investment operations	1.02	2.02	(1.59)	0.85

Less distributions from:
Net investment income	(0.00)	(0.01)	(0.03)	(0.01)
Capital gains	(0.11)	(0.04)	(0.05)	(0.00)

Total distributions	(0.11)	(0.05)	(0.08)	(0.01)

Net asset value, end of period	$12.05	$11.14	$9.17	$10.84

Total return	9.19%	21.70%	-14.49%	8.47%
Net assets, end of period (in millions)	$5	$4	$3	$2
Ratio of expenses to average net assets including expense waiver	1.51%	1.89%	2.11%	2.19	%(2)
Ratio of net investment income (loss) to average net assets including expense waiver	0.07%	0.19%	-0.03%	0.13	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.72%	- (3)	2.13%	2.25	%(2)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.14%	- (3)	-0.05%	0.07	%(2)
Portfolio turnover rate	11%	19%	28%	0%

*Not shown due to rounding.
(1)	Commencement of operations of the class.
(2)	Annualized.
(3)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights

As a shareholder of Balanced Portfolio, for every $100 you had invested on December 31, 2004, your Portfolio owned:

Waddell & Reed Advisors Bond Fund, Class Y	$19.37
Waddell & Reed Advisors Core Investment Fund, Class Y	$15.13
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$14.51
Waddell & Reed Advisors Value Fund, Class Y	$12.26
Waddell & Reed Advisors Cash Management, Inc., Class A	$9.28
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$7.21
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$6.88
Waddell & Reed Advisors Dividend Income Fund, Class Y	$5.11
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$4.91
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	$4.73
Cash and Cash Equivalents	$0.61

The Investments of Balanced Portfolio

December 31, 2004
MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	1,945,547	$12,451,498
Waddell & Reed Advisors Cash Management, Inc., Class A	5,963,060	5,963,060
Waddell & Reed Advisors Core Investment Fund, Class Y	1,718,715	9,727,930
Waddell & Reed Advisors Dividend Income Fund, Class Y	269,611	3,286,564
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	869,346	3,155,726
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	1,398,560	9,328,394
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	301,040	3,037,498
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y*	495,488	4,632,817
Waddell & Reed Advisors Value Fund, Class Y	616,981	7,878,847
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	508,328	4,422,448

TOTAL MUTUAL FUNDS - 99.39%		$63,884,782

(Cost: $57,452,008)

SHORT-TERM SECURITY - 0.93%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities Inc., 1.15%
Repurchase Agreement dated 12-31-04 to be repurchased at $602,058 on 1-3-05 (A)	$602	602,000
(Cost: $602,000)

TOTAL INVESTMENT SECURITIES - 100.32%		$64,486,782

(Cost: $58,054,008)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.32%)		(207,345)

NET ASSETS - 100.00%		$64,279,437

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)	Collateralized by $606,702 United States Treasury Note, 3.0% due 2-15-09; market value and accrued interest aggregate $613,964.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
BALANCED PORTFOLIO
December 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $58,054) (Notes 1 and 3)	$64,487
Cash	1
Receivables:
Portfolio shares sold	176
Dividends and interest	17
Prepaid and other assets	14

Total assets	64,695

LIABILITIES
Payable for investment securities purchased	239
Payable to Portfolio shareholders	144
Accrued shareholder servicing fee (Note 2)	11
Accrued accounting and administrative services fees (Note 2)	4
Accrued service and distribution fees (Note 2)	1
Other	17

Total liabilities	416

Total net assets	$64,279

NET ASSETS
$0.001 par value capital stock:
Capital stock	$6
Additional paid-in capital	57,724
Accumulated undistributed income:
Accumulated undistributed net investment income	13
Accumulated undistributed net realized gain on investment transactions	103
Net unrealized appreciation in value of investments	6,433

Net assets applicable to outstanding units of capital	$64,279

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.42
Class B	$11.42
Class C	$11.42
Capital shares outstanding:
Class A	4,274
Class B	710
Class C	644
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
BALANCED PORTFOLIO
For the Fiscal Year Ended December 31, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$1,077
Interest and amortization	5

Total income	1,082

Expenses (Note 2):
Accounting and administrative services fees	271
Service fee:
Class A	107
Class B	18
Class C	18
Distribution fee:
Class B	53
Class C	53
Administrative and shareholder servicing fee:
Class A	39
Class B	8
Class C	7
Investment management fee	28
Legal fees	8
Audit fees	7
Custodian fees	3
Other	50

Total	670
Less expenses waived (Note 2)	(117)

Total expenses	553

Net investment income	529

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	843
Unrealized appreciation in value of investments	2,917

Net gain on investments	3,760

Net increase in net assets resulting from operations	$4,289

See Notes to Financial Statements.

Statement of Changes in Net Assets
BALANCED PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$529	$464
Realized net gain on investments	843	156
Unrealized appreciation	2,917	5,787

Net increase in net assets resulting from operations	4,289	6,407

Distributions to shareholders from (Note 1C):(1)
Net investment income:
Class A	(489)	(409)
Class B	(19)	(21)
Class C	(20)	(24)
Realized gains on investment transactions:
Class A	(537)	(102)
Class B	(90)	(17)
Class C	(81)	(18)

	(1,236)	(591)

Capital share transactions (Note 5)	9,672	12,269

Total increase	12,725	18,085
NET ASSETS
Beginning of period	51,554	33,469

End of period	$64,279	$51,554

Undistributed net investment income	$13	$12

(1) See "Financial Highlights" on pages 27 - 29.

See Notes to Financial Statements.

Financial Highlights
BALANCED PORTFOLIO
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.85	$9.47	$10.57	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.12	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.70	1.41	(0.97)	0.57

Total from investment operations	0.82	1.53	(0.91)	0.60

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.14)	(0.03)
Capital gains	(0.13)	(0.03)	(0.05)	(0.00)

Total distributions	(0.25)	(0.15)	(0.19)	(0.03)

Net asset value, end of period	$11.42	$10.85	$9.47	$10.57

Total return(2)	7.55%	15.90%	-8.45%	6.00%
Net assets, end of period (in millions)	$49	$38	$25	$9
Ratio of expenses to average net assets including expense waiver	0.78%	1.09%	1.35%	1.67	%(3)
Ratio of net investment income to average net assets including expense waiver	1.13%	1.32%	1.30%	1.70	%(3)
Ratio of expenses to average net assets excluding expense waiver	0.99%	- (4)	1.37%	1.72	%(3)
Ratio of net investment income to average net assets excluding expense waiver	0.92%	- (4)	1.28%	1.65	%(3)
Portfolio turnover rate	12%	18%	29%	0%

(1)	Commencement of operations of the class.
(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)	Annualized.
(4)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
BALANCED PORTFOLIO
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.84	$9.47	$10.57	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.71	1.39	(1.00)	0.56

Total from investment operations	0.74	1.44	(0.99)	0.58

Less distributions from:
Net investment income	(0.03)	(0.04)	(0.06)	(0.01)
Capital gains	(0.13)	(0.03)	(0.05)	(0.00)

Total distributions	(0.16)	(0.07)	(0.11)	(0.01)

Net asset value, end of period	$11.42	$10.84	$9.47	$10.57

Total return	6.80%	15.04%	-9.25%	5.84%
Net assets, end of period (in millions)	$8	$7	$4	$2
Ratio of expenses to average net assets including expense waiver	1.56%	1.87%	2.12%	2.22	%(2)
Ratio of net investment income to average net assets including expense waiver	0.35%	0.54%	0.51%	0.75	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.77%	- (3)	2.14%	2.28	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.14%	- (3)	0.49%	0.69	%(2)
Portfolio turnover rate	12%	18%	29%	0%

(1)	Commencement of operations of the class.
(2)	Annualized.
(3)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
BALANCED PORTFOLIO
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.84	$9.47	$10.57	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.71	1.39	(1.00)	0.56

Total from investment operations	0.74	1.44	(0.98)	0.58

Less distributions from:
Net investment income	(0.03)	(0.04)	(0.07)	(0.01)
Capital gains	(0.13)	(0.03)	(0.05)	(0.00)

Total distributions	(0.16)	(0.07)	(0.12)	(0.01)

Net asset value, end of period	$11.42	$10.84	$9.47	$10.57

Total return	6.84%	14.95%	-9.11%	5.84%
Net assets, end of period (in millions)	$7	$7	$4	$2
Ratio of expenses to average net assets including expense waiver	1.54%	1.85%	2.08%	2.23	%(2)
Ratio of net investment income to average net assets including expense waiver	0.32%	0.55%	0.54%	0.73	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.75%	- (3)	2.10%	2.29	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.11%	- (3)	0.52%	0.67	%(2)
Portfolio turnover rate	12%	18%	29%	0%

(1)	Commencement of operations of the class.
(2)	Annualized.
(3)	Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

SHAREHOLDER SUMMARY OF CONSERVATIVE PORTFOLIO

Portfolio Highlights

As a shareholder of Conservative Portfolio, for every $100 you had invested on December 31, 2004, your Portfolio owned:

Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	$49.04
Waddell & Reed Advisors Cash Management, Inc., Class A	$19.27
Waddell & Reed Advisors Core Investment Fund, Class Y	$10.47
Waddell & Reed Advisors Government Securities Fund, Class Y	$10.03
Waddell & Reed Advisors Dividend Income Fund, Class Y	$5.30
Waddell & Reed Advisors Value Fund, Class Y	$5.30
Cash and Cash Equivalents	$0.59

The Investments of Conservative Portfolio

December 31, 2004
MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Cash Management, Inc., Class A	4,308,616	$4,308,616
Waddell & Reed Advisors Core Investment Fund, Class Y	413,516	2,340,501
Waddell & Reed Advisors Dividend Income Fund, Class Y	97,288	1,185,941
Waddell & Reed Advisors Government Securities Fund, Class Y	402,756	2,243,354
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y	1,086,664	10,964,439
Waddell & Reed Advisors Value Fund, Class Y	92,753	1,184,451

TOTAL MUTUAL FUNDS - 99.41%		$22,227,302

(Cost: $21,602,319)

SHORT-TERM SECURITY - 0.68%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities Inc., 1.15%
Repurchase Agreement dated 12-31-04 to be repurchased at $152,015 on 1-3-05 (A)	$152	$152,000
(Cost: $152,000)

TOTAL INVESTMENT SECURITIES - 100.09%		$22,379,302

(Cost: $21,754,319)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.09%)		(20,274)

NET ASSETS - 100.00%		$22,359,028

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)	Collateralized by $153,148 United States Treasury Note, 3.0% due 2-15-09; market value and accrued interest aggregate $154,981.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
CONSERVATIVE PORTFOLIO
December 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $21,754) (Notes 1 and 3)	$22,379
Cash	16
Receivables:
Portfolio shares sold	54
Dividends and interest	51
Investment securities sold	35
Prepaid and other assets	12

Total assets	22,547

LIABILITIES
Payable to Portfolio shareholders	177
Accrued shareholder servicing (Note 2)	3
Accrued accounting and administrative services fees (Note 2)	1
Accrued service and distribution fee (Note 2)	- *
Other	7

Total liabilities	188

Total net assets	$22,359

NET ASSETS
$0.001 par value capital stock:
Capital stock	$2
Additional paid-in capital	21,749
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(6)
Accumulated undistributed net realized loss on investment transactions	(11)
Net unrealized appreciation in value of investments	625

Net assets applicable to outstanding units of capital	$22,359

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.43
Class B	$10.42
Class C	$10.42
Capital shares outstanding:
Class A	1,402
Class B	181
Class C	562
Capital shares authorized	200,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
CONSERVATIVE PORTFOLIO
For the Fiscal Year Ended December 31, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$417
Interest and amortization	2

Total income	419

Expenses (Note 2):
Accounting and administrative services fees	94
Distribution fee:
Class B	14
Class C	39
Service fee:
Class A	32
Class B	4
Class C	13
Registration fees	19
Administrative and shareholder servicing fee:
Class A	9
Class B	1
Class C	4
Investment management fee	10
Audit fees	7
Custodian fees	3
Legal fees	3
Other	13

Total	265
Less expenses waived (Note 2)	(44)

Total expenses	221

Net investment income	198

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	211
Unrealized appreciation in value of investments	131

Net gain on investments	342

Net increase in net assets resulting from operations	$540

See Notes to Financial Statements.

Statement of Changes in Net Assets
CONSERVATIVE PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$198	$98
Realized net gain on investments	211	75
Unrealized appreciation	131	447

Net increase in net assets resulting from operations	540	620

Distributions to shareholders from (Note 1C):(1)
Net investment income:
Class A	(176)	(92)
Class B	(9)	(1)
Class C	(26)	-
Realized gains on investment transactions:
Class A	(128)	(59)
Class B	(17)	(8)
Class C	(51)	(22)

	(407)	(182)

Capital share transactions (Note 5)	3,909	5,931

Total increase	4,042	6,369
NET ASSETS
Beginning of period	18,317	11,948

End of period	$22,359	$18,317

Undistributed net investment income (loss)	$(6)	$7

(1) See "Financial Highlights" on pages 35 - 37.

See Notes to Financial Statements.

Financial Highlights
CONSERVATIVE PORTFOLIO
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.35	$10.06	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.08	(0.01)	0.04
Net realized and unrealized gain on investments	0.18	0.34	0.04	0.19

Total from investment operations	0.30	0.42	0.03	0.23

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.14)	(0.05)
Capital gains	(0.09)	(0.05)	(0.01)	(0.00	)*

Total distributions	(0.22)	(0.13)	(0.15)	(0.05)

Net asset value, end of period	$10.43	$10.35	$10.06	$10.18

Total return(2)	2.91%	4.07%	0.35%	2.28%
Net assets, end of period (in millions)	$14	$12	$8	$3
Ratio of expenses to average net assets including expense waiver	0.85%	1.13%	1.91%	2.14	%(3)
Ratio of net investment income to average net assets including expense waiver	1.27%	0.90%	0.87%	1.49	%(3)
Ratio of expenses to average net assets excluding expense waiver	1.07%	1.18%	1.96%	2.19	%(3)
Ratio of net investment income to average net assets excluding expense waiver	1.05%	0.85%	0.82%	1.44	%(3)
Portfolio turnover rate	19%	14%	81%	1%

*Not shown due to rounding.
(1)	Commencement of operations of the class.
(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)	Annualized.

See Notes to Financial Statements.

Financial Highlights
CONSERVATIVE PORTFOLIO
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.35	$10.06	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.05	0.01	0.00	0.04
Net realized and unrealized gain (loss) on investments	0.16	0.33	(0.04)	0.17

Total from investment operations	0.21	0.34	(0.04)	0.21

Less distributions from:
Net investment income	(0.05)	(0.00)*	(0.07)	(0.03)
Capital gains	(0.09)	(0.05)	(0.01)	(0.00	)*

Total distributions	(0.14)	(0.05)	(0.08)	(0.03)

Net asset value, end of period	$10.42	$10.35	$10.06	$10.18

Total return	2.05%	3.32%	-0.37%	2.12%
Net assets, end of period (in millions)	$2	$2	$1	$1
Ratio of expenses to average net assets including expense waiver	1.58%	1.86%	2.67%	2.55	%(2)
Ratio of net investment income to average net assets including expense waiver	0.53%	0.16%	0.16%	1.07	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.80%	1.91%	2.72%	2.60	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.31%	0.11%	0.11%	1.02	%(2)
Portfolio turnover rate	19%	14%	81%	1%

*Not shown due to rounding.
(1)	Commencement of operations of the class.
(2)	Annualized.

See Notes to Financial Statements.

Financial Highlights
CONSERVATIVE PORTFOLIO
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 10-1-01(1) through
	2004	2003	2002	12-31-01

Net asset value, beginning of period	$10.35	$10.06	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.01	(0.07)	0.03
Net realized and unrealized gain on investments	0.17	0.33	0.02	0.18

Total from investment operations	0.21	0.34	(0.05)	0.21

Less distributions from:
Net investment income	(0.05)	(0.00)	(0.06)	(0.03)
Capital gains	(0.09)	(0.05)	(0.01)	(0.00	)*

Total distributions	(0.14)	(0.05)	(0.07)	(0.03)

Net asset value, end of period	$10.42	$10.35	$10.06	$10.18

Total return	2.01%	3.39%	-0.50%	2.12%
Net assets, end of period (in millions)	$6	$4	$3	$1
Ratio of expenses to average net assets including expense waiver	1.61%	1.89%	2.66%	2.59	%(2)
Ratio of net investment income to average net assets including expense waiver	0.51%	0.14%	0.11%	1.04	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.83%	1.94%	2.71%	2.64	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.29%	0.09%	0.06%	0.98	%(2)
Portfolio turnover rate	19%	14%	81%	1%

*Not shown due to rounding.
(1)	Commencement of operations of the class.
(2)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

      December 31, 2004

NOTE 1 - Significant Accounting Policies

The Waddell & Reed InvestEd Plan ("InvestEd Plan") was established under the Arizona Family College Savings Program (the "Program"). Waddell & Reed InvestEd Portfolios, Inc. ("InvestEd Portfolios") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (the "Trust"). An investment in the Program constitutes a purchase of an interest in the Trust, a municipal fund security. The Trust invests in the InvestEd Portfolios. InvestEd Portfolios issues three series of capital shares; each series represents ownership of a separate mutual fund (a "Portfolio"). The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

The following is a summary of significant accounting policies consistently followed by InvestEd Portfolios in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Investments in funds within the Waddell & Reed Advisors Funds family are valued at their net asset value as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. All distributions are automatically paid in additional shares of the same class of the distributing Portfolio. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio and each underlying fund pay a management fee to Waddell & Reed Investment Management Company ("WRIMCO") for providing investment advice and supervising its investments. The fee is computed and paid daily based on the net asset value at the close of business. The management fee for each of the Portfolios is payable at the annual rate of 0.05% of the net assets of the Portfolio.

The management fee rates for each of the underlying funds are as follows:

for Waddell & Reed Advisors Bond Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2004, were 0.52%

for Waddell & Reed Advisors Cash Management, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2004, were 0.40%

for Waddell & Reed Advisors Core Investment Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.62%

for Waddell & Reed Advisors Dividend Income Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.70%

for Waddell & Reed Advisors Global Bond Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2004, were 0.63%

for Waddell & Reed Advisors Government Securities Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2004, were 0.50%

for Waddell & Reed Advisors High Income Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year September 30, 2004, were 0.61%

for Waddell & Reed Advisors International Growth Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.85%

for Waddell & Reed Advisors Limited-Term Bond Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2004, were 0.50%

for Waddell & Reed Advisors New Concepts Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.85%

for Waddell & Reed Advisors Small Cap Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.85%

for Waddell & Reed Advisors Value Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.70%

for Waddell & Reed Advisors Vanguard Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2004, were 0.68%

WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Portfolio's or a fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. During the period ended December 31, 2004, WRIMCO waived (in thousands) $3 in investment management fees for Conservative Portfolio.

Each Portfolio has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the InvestEd Portfolios and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Portfolio pays WRSCO a monthly per- class fee equal to 2.5% of the monthly accounting services base fee.

Each Portfolio and each underlying fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Each underlying fund also pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the table above. Plus, for each class of shares in excess of one, each underlying fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Under the Administrative and Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Portfolio pays WRSCO a fee at the rate of 0.40% of net assets annually. The fee is paid daily on a pro rata basis. Each Portfolio also reimburses W&R and WRSCO for certain out-of-pocket costs.

Under the Shareholder Servicing Agreement for each of the underlying funds other than Waddell & Reed Advisors Cash Management, Inc., each fund pays WRSCO a monthly fee equal to of 0.15 of 1% of the average daily net assets of Class Y for the preceding month. Waddell & Reed Advisors Cash Management, Inc., one of the underlying funds, pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

WRIMCO has contractually agreed to waive its investment management fee and WRSCO has contractually agreed to waive 0.25% of the Administrative and Shareholder Servicing Fee for the period beginning May 1, 2004 and ending April 30, 2005. During the period ended December 31, 2004, the following fees were waived (in thousands):

	Investment Management Fee	Administrative and Shareholder Servicing Fee

Growth Portfolio	$25	$124
Balanced Portfolio	19	98
Conservative Portfolio	7	34

As principal underwriter for each Portfolio's shares, W&R receives gross sales commissions (which are not an expense of the InvestEd Portfolios) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the period ended December 31, 2004, W&R received the following amounts in gross sales commissions and CDSC.

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Growth Portfolio	$846,027	$0	$6,385	$256
Balanced Portfolio	382,274	0	7,449	728
Conservative Portfolio	72,010	0	1,861	306

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the InvestEd Plan's shares, except for registration fees and related expenses. During the period ended December 31, 2004, W&R paid the following amounts: Growth Portfolio - $544,583; Balanced Portfolio - $250,494; and Conservative Portfolio - $46,440.

Under a Distribution and Service Plan for Class A shares adopted by the InvestEd Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio's Class A average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the InvestEd Portfolios for Class B and Class C shares, respectively, each Portfolio may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

The InvestEd Portfolios paid Directors' regular compensation of $6,004, which are included in other expenses.

As of November 2003, the InvestEd Portfolios paid Frederick Vogel III special compensation for his service as lead independent director. For the fiscal year ended December 31, 2004, that amount was $75.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended December 31, 2004 are summarized as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Purchases of mutual funds	$23,336,139	$15,716,195	$7,392,893
Purchases of short-term securities	62,314,000	50,697,000	30,918,000
Proceeds from sales of mutual funds	7,977,696	6,779,553	3,785,445
Proceeds from maturities and sales of short-term securities	62,109,000	50,333,000	30,820,000

For Federal income tax purposes, cost of investments owned at December 31, 2004 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Growth Portfolio	$73,306,312	$11,845,320	$-	$11,845,320
Balanced Portfolio	58,139,377	6,347,405	-	6,347,405
Conservative Portfolio	21,786,684	647,765	55,147	592,618

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2004 and the related capital loss carryover and post-October activity were as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Net ordinary income	$449,224	$529,281	$198,759
Distributed ordinary income	432,525	527,613	205,828
Undistributed ordinary income	18,411	13,676	-

Realized long-term capital gains	796,920	850,209	210,095
Distributed long-term capital gains	780,092	707,996	200,848
Undistributed long-term capital gains	17,198	188,109	16,507

Capital loss carryover	-	-	-

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

NOTE 5 - Multiclass Operations

Each Portfolio currently offers three classes of shares, Class A, Class B and Class C, each of which have equal rights as to assets and voting privileges. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended December 31, 2004 are summarized below. Amounts are in thousands.

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Shares issued from sale of shares:
Class A	1,876	1,388	570
Class B	270	199	44
Class C	122	191	214
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	88	90	29
Class B	9	9	2
Class C	4	9	8
Shares redeemed:
Class A	(766)	(738)	(374)
Class B	(103)	(87)	(20)
Class C	(50)	(186)	(97)

Increase in outstanding capital shares	1,450	875	376

Value issued from sale of shares:
Class A	$21,244	$15,252	$5,934
Class B	3,064	2,176	456
Class C	1,377	2,096	2,214
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,061	1,026	304
Class B	103	108	26
Class C	48	101	77
Value redeemed:
Class A	(8,665)	(8,096)	(3,882)
Class B	(1,163)	(954)	(211)
Class C	(562)	(2,037)	(1,009)

Increase in outstanding capital	$16,507	$9,672	$3,909

Transactions in capital stock for the fiscal year ended December 31, 2003 are summarized below. Amounts are in thousands.

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Shares issued from sale of shares:
Class A	1,811	1,371	539
Class B	335	193	26
Class C	99	262	201
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	47	48	14
Class B	3	4	1
Class C	14	3	2
Shares redeemed:
Class A	(504)	(506)	(151)
Class B	(72)	(46)	(5)
Class C	(34)	(104)	(45)

Increase in outstanding capital shares	1,699	1,225	582

Value issued from sale of shares:
Class A	$18,178	$13,733	$5,500
Class B	3,317	1,925	264
Class C	1,120	2,628	2,040
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	520	510	151
Class B	28	38	8
Class C	15	42	22
Value redeemed:
Class A	(5,066)	(5,075)	(1,548)
Class B	(713)	(472)	(53)
Class C	(335)	(1,060)	(453)

Increase in outstanding capital	$17,064	$12,269	$5,931

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed InvestEd Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Balanced Portfolio, and Conservative Portfolio (collectively the "Portfolios") comprising Waddell & Reed InvestEd Portfolios, Inc., as of December 31, 2004, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios of Waddell & Reed InvestEd Portfolios, Inc. as of December 31, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 14, 2005

The Board of Directors of Waddell & Reed InvestEd Portfolios, Inc.

Each of the individuals listed below serves as a director for Waddell & Reed InvestEd Portfolios, Inc., and for the portfolios within the Waddell & Reed Advisors Funds, and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex (Fund Complex).

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the portfolios' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the portfolios' principal underwriter, Waddell & Reed, Inc. (W&R); and the portfolios' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed InvestEd Portfolios, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Fund's website at http://www.waddell.com.

DISINTERESTED DIRECTORS

James M. Concannon (57)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001 Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of the Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director of the Fund since: 2001; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director of the Fund since: 2001
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director of the Fund since: 2001; Chairman of the Board of Directors since: 2001
Director of Funds in the Fund Complex since: 1995
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

The Board of Directors has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Officer of the Fund since: Treasurer and Principal Accounting Officer, 2001; Vice President, 2001; Principal Financial Officer, 2002
Officer of Funds in the Fund Complex since: Treasurer and Principal Accounting Officer, 1976; Vice President, 1987; Principal Financial Officer, 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel Officer of the Fund since: Vice President, Secretary and Associate General Counsel since 2001
Officer of Funds in the Fund Complex since: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel Officer of the Fund since: Vice President, Assistant Secretary and General Counsel since 2001
Officer of Funds in the Fund Complex since: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Family of Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the SEC's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 on Form N-PX is available through the website for the Corporation and the underlying funds at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending September 30, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Corporation's Form N-Q. Form N-Q may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On the Fund's website at http://www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

Waddell & Reed InvestEd Portfolios, Inc.
      Waddell & Reed InvestEd Growth Portfolio
      Waddell & Reed InvestEd Balanced Portfolio
      Waddell & Reed InvestEd Conservative Portfolio

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed InvestEd Portfolios, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Non-residents of Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits. Please consult your CPA or other tax advisor regarding your personal tax situation.

NU1909A (12-04)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2003	$15,000
		2004	17,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2003	$1,600
		2004	1,700

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2003	$3,600
		2004	3,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2003	$155
		2004	150

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$5,355 and $5,750 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $109,925 and $222,097 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed InvestEd Portfolios, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date March 11, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date March 11, 2005